                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                             July 24, 2008
                             -------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated July 24, 2008

Item 8.01:  Other Events
------------------------

On July 24, 2008 Westamerica Bancorporation declared a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                              Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
July 24, 2008

INDEX TO EXHIBITS
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                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-6
                         July 24, 2008

Exhibit 99.1:
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FOR IMMEDIATE RELEASE

July 24, 2008

WESTAMERICA BANCORPORATION ANNOUNCES
QUARTERLY CASH DIVIDEND


San Rafael, CA:	The Board of Directors of Westamerica Bancorporation (NASDAQ:
WABC) today declared a quarterly cash dividend of $0.35 per share on common stock outstanding to shareholders of record at the close of business on August 4, 2008. The dividend is payable August 15, 2008.

"Westamerica's earnings are strong, with a margin now in excess of 5.10 percent. Our balance sheet is solid with stable credit quality and a loan loss reserve exceeding 2 percent of loans," stated Chairman, President and CEO David Payne. "Our capital grew $11 million in the second quarter 2008, with total regulatory capital exceeding 11.5 percent at June 30, 2008. We are proud to have delivered an annualized return on average shareholders' equity of 19.4 percent in the first half of 2008", added Payne.

Westamerica Bancorporation, through its wholly owned subsidiary, Westamerica Bank, operates 86 branches throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
               Westamerica Bancorporation
               Robert A. Thorson - SVP & Chief Financial Officer
               707-863-6840

FORWARD-LOOKING INFORMATION:
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2008 and Form 10-K for the year ended December 31, 2007, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

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